UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2017

GLOBAL WATER RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37756	90-0632193
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21410 N. 19th Avenue #220, Phoenix, Arizona
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (480) 360-7775
Not Applicable
(Former name or former address, if changed since last report)

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Emerging growth company ☒
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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Global Water Resources, Inc. Deferred Phantom Stock Unit Plan dated as of January 1, 2011 (as amended on May 3, 2016 and August 4, 2017).

On November 30, 2017, the board of directors of the Company adopted the third amendment (the “Third Amendment”) to the Global Water Resources, Inc. Deferred Phantom Stock Unit Plan dated as of January 1, 2011 (as amended on May 3, 2016 and August 4, 2017) (as amended, the “Plan”). The material features of the Plan are described in our Prospectus filed on April 28, 2016 under the heading “Executive Compensation” which is incorporated by reference herein. The Third Amendment restricts the ability of any Non-U.S. Taxpayer Director (i) who has not yet had a Separation Date (as defined in the Plan) to redeem Deferred Phantom Stock Units and (ii) to elect to have the Deferred Phantom Stock Units valued on the Redemption Date (as defined in the Plan) and elect to receive the value of the Deferred Phantom Stock Units in up to three (3) equal annual installments.

The Third Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein, and the above description of the Third Amendment is qualified in its entirety by reference to such exhibit. The description of the Plan referenced above is qualified in its entirety by the text of the Plan and the prior amendments to the Plan, which were filed as Exhibit 10.19 to our Registration Statement on Form S-1 filed on January 19, 2016, Exhibit 10.3 to our Current Report on Form 8-K filed on May 4, 2016 and Exhibit 10.1 to our Current Report on Form 8-K filed on August 8, 2017.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Third Amendment to Global Water Resources, Inc. Deferred Phantom Stock Unit Plan*

*    Compensation plan or arrangement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WATER RESOURCES, INC.

Date: December 6, 2017	/s/ Michael J. Liebman
Michael J. Liebman
Chief Financial Officer